Exhibit 99.2

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT dated as of March 9, 2012 (this “Agreement”), is entered into by and among —

BENTON NURSING, LLC, a Georgia limited liability company (“Borrower 1”), PARK HERITAGE NURSING, LLC, a Georgia limited liability company (“Borrower 2”), and VALLEY RIVER NURSING, LLC, a Georgia limited liability company (“Borrower 3”) (the “Original Borrowers”), and

HOMESTEAD NURSING, LLC, a Georgia limited liability company (“Borrower 4”), WOODLAND MANOR NURSING, LLC, a Georgia limited liability company (“Borrower 5”), and MOUNTAIN VIEW NURSING, LLC, a Georgia limited liability company (“Borrower 6”) (the “New Borrowers” and together with the Original Borrowers, the “Borrowers”), and

ADCARE HEALTH SYSTEMS, INC., an Ohio corporation (“AdCare”), and

BENTON PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Owner 1”), PARK HERITAGE PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Owner 2”), and VALLEY RIVER PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Owner 3”) (the “Original Owners” and together with AdCare, the “Original Guarantors”), and

HOMESTEAD PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Owner 4”), WOODLAND MANOR PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Owner 5”), and MT. V PROPERTY HOLDINGS, LLC, a Georgia limited liability company (“Owner 6”) (the “New Guarantors” and together with the Original Guarantors, the “Guarantors”) (the Borrowers and the Guarantors being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and

THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (the “Lender”).

RECITALS

A.                                    The following documents (collectively, the “Documents”) were heretofore entered into by the parties indicated below:

(i)                                     Loan and Security Agreement dated as of September 30, 2011 (the “Loan Agreement”), by and among the Original Borrowers and the Lender.

(ii)                                  Promissory Note dated September 30, 2011 (the “Note”), from the Original Borrowers to the Lender in the principal amount of $2,000,000.

(iii)                               Guaranty of Payment and Performance dated as of September 30, 2011, by the Original Guarantors to and for the benefit of the Lender.

B.                                    The parties desire to make certain modifications and amendments to the Documents, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.

AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.                                          Recitals Part of Agreement; Defined Terms.

(a)                                 The foregoing Recitals are hereby incorporated into and made a part of this Agreement.

(b)                                 All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.

Section 3.                                          Addition of New Borrowers.

(a)                                 Each New Borrower is  hereby added as a Borrower under the Loan Agreement and the Note.  Each New Borrower hereby joins in the Loan Agreement and the Note, and agrees to be bound and obligated under the Loan Agreement and the Note with the other parties thereto, and hereby joins in all of the representations, warranties, covenants and grants of security interests by the Borrowers which are contained therein, and other provisions by which the Borrowers are bound which are contained therein, all with the same effect as if each New Borrower had executed the Loan Agreement and the Note as of September 30, 2011, except that all representations and warranties relating to the New Borrowers which are contained in this Agreement or are added by this Agreement to the Documents, shall be effective as of the date of this Agreement.  All references in the Documents to the Borrowers under the Loan Agreement and the Note shall be deemed to include a reference to the New Borrowers.  All of the Documents are hereby modified and amended to incorporate the foregoing provisions of this paragraph.

(b)                                 The following new defined terms are hereby added to Section 1.1 of the Loan Agreement effective as of the date of this Agreement::

Borrower 4:  Homestead Nursing, LLC, a Georgia limited liability company.

Borrower 5:  Woodland Manor Nursing, LLC, a Georgia limited liability company.

Borrower 6:  Mountain View Nursing, LLC, a Georgia limited liability company.

Owner 4:  Homestead Property Holdings, LLC, a Georgia limited liability company.

Owner 5:  Woodland Manor Property Holdings, LLC, a Georgia limited liability company.

Owner 6:  Mt. V Property Holdings, LLC, a Georgia limited liability company.

(c)                                  The definitions of the following terms in Section 1.1 of the Loan Agreement are hereby modified and amended in their entirety to read as follows effective as of the date of this Agreement, with the existing definitions of such terms to continue to be effective for periods prior to the date of this Agreement:

Borrowers:  Borrower 1 through Borrower 6.

Facility:  Skilled nursing facilities which are operated by Borrowers in the Projects, described, and numbered for purposes of this Agreement, as follows:

Borrower	Facility Name and Number	Location	Beds
Borrower 1	Bentonville Manor Nursing Home, Facility 1	224 South Main Street Bentonville, Benton County, Arkansas	95
Borrower 2	Heritage Park Nursing Center, Facility 2	1513 South Dixieland Road, Rogers, Benton County, Arkansas	110
Borrower 3	River Valley Health and Rehabilitation Center, Facility 3	5301 Wheeler Avenue Fort Smith, Sebastian County, Arkansas	117
Borrower 4	Homestead Manor Nursing Home, Facility 4	826 North Street, Stamps, Lafayette County, Arkansas	104
Borrower 5	Woodland Manor, formerly known as Eaglewood Care Center, Facility 5	2000 Villa Road, Springfield, Clark County, Ohio	99 in service, 113 total
Borrower 6	Stone County Nursing and Rehabilitation Center, Facility 6	706 Oak Grove Street, Mountain View, Stone County, Arkansas	96 in service, 97 total

Land:  One of the six parcels of real estate described in Exhibit A to this Agreement, each owned by an Owner as specified therein, together with all improvements presently located thereon and all easements and other rights appurtenant thereto.

Leases:  The following:

(i)                                     Leases by Owner 1, Owner 2, Owner 3 and Owner 4 of their Projects to Borrower 1, Borrower 2, Borrower 3 and Borrower 4, respectively, each dated as of August 31, 2011.

(ii)                                  A Lease by Owner 5 of its Project to Borrower 5, dated as of December 29, 2011.

(iii)                               A Lease by Owner 6 of its Project to Borrower 6, dated as of November 30, 2011.

Owner Loans:  The following:

(i)                                     The loan by Lender to Owner 1, Owner 2 and Owner 3 in the original principal amount of $11,800,000 under a Loan Agreement by and among Owner 1, Owner 2 and Owner 3 and Lender dated as of September 1, 2011, as from time to time modified, amended, restated, increased, renewed and extended.

(ii)                                  The loan by Lender to Owner 4 in the original principal amount of $4,800,000 under a Loan Agreement by and between Owner 4 and Lender dated as of December 30, 2011, as from time to time modified, amended, restated, increased, renewed and extended.

Owners:  Owner 1 through Owner 6.

Seller Note:  The promissory note dated August 31, 2011, from Owner 1 through Owner 4 and others to KMJ Management, LLC d/b/a Pinnacle Healthcare, LLC, in the principal amount of $2,400,000, including any modification, amendment, restatement, increase, renewal, extension or refinancing thereof.

State:  The States of Arkansas and Ohio.

(d)                                 All references in the Documents to the “Owner Loan” shall be deemed to be a reference to the “Owner Loans” as defined in paragraph (c) of this Section, and all of the Documents are hereby modified and amended accordingly.

(e)                                  Exhibit A to the Loan Agreement is hereby modified and amended in its entirety to be as attached to this Agreement effective as of the date of this Agreement, with the existing Exhibit A to the Loan Agreement to continue to be effective for periods prior to the date of this Agreement.

(f)                                   The first sentence in Section 2.1(a) of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing first sentence in Section 2.1(a) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:

Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the State in which its Facility is located.

(g)                                  The first sentence in Section 2.1(b) of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing first sentence in Section 2.1(b) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:

Each Owner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the State in which its Project is located.

(h)                                 The sentence in Section 2.1(i) of the Loan Agreement which references environmental site assessments is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing sentence to continue be effective for periods prior to the date of this Agreement:

The environmental site assessments referred to above are as follows:

(i)                                     In the case of Borrower 1’s Facility, a Phase 1 Environmental Site Assessment Report dated May 31, 2011, prepared by Partner Engineering and Science, Inc.

(ii)                                  In the case of Borrower 2’s Facility, a Phase 1 Environmental Site Assessment Report dated May 31, 2011, prepared by Partner Engineering and Science, Inc.

(iii)                               In the case of Borrower 3’s Facility, a Phase 1 Environmental Site Assessment Report dated May 31, 2011, prepared by Partner Engineering and Science, Inc.

(iv)                              In the case of Borrower 4’s Facility, a Phase 1 Environmental Site Assessment Report dated May 31, 2011, prepared by Partner Engineering and Science, Inc.

(v)                                 In the case of Borrower 5’s Facility, a Phase I Environmental Site Assessment dated December 23, 2011, prepared by Environmental Corporation of America.

(vi)                              In the case of Borrower 6’s Facility, a Phase 1 Environmental Site Assessment Report dated November 18, 2011, prepared by Partner Engineering and Science, Inc.

(i)                                     Section 2.1(u) of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing Section 2.1(u) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:

(u)                                 Subject to the provisions of Section 7.7(b) of this Agreement, each Facility has all necessary licenses, permits and certifications required by any applicable governmental authority to operate and maintain a skilled nursing facility therein with its current number of beds in service, and participates in the Medicare and Medicaid programs.  Each Borrower has complied and will comply with all applicable requirements of the United States of America, the State in which its Facility is located and all applicable local governments, and of its agencies and instrumentalities, necessary to operate and maintain its Facility as such a facility.  All utilities necessary for use, operation and occupancy of each Project and each Facility are available to such Project and such Facility.  All requirements for unrestricted use of each Project and each Facility as a skilled nursing facility under the rules and regulations of all departments and agencies of the State of in which such Project and Facility are located having jurisdiction over such Project or such Facility, have been and will continue to be fulfilled.  All building, zoning, safety, health, fire, water district, sewerage and environmental protection agency and any other permits or licenses which are required by any governmental authority for use, occupancy and operation of each Project and each Facility as a skilled nursing facility have been obtained and are and will be maintained in full force and effect.  Neither any Borrower, any Owner, any Facility, any Project nor any Guarantor is subject to any corporate integrity agreement, compliance agreement or other agreement with any governmental authority or agency governing the operation of any Project or any Facility or the operations of any Borrower, any Owner or any Guarantor.

(j)                                    Section 3.4(b)(iv) of the Loan Agreement is hereby modified and amended by deleting the phrase “in the State of Arkansas” effective as of the date of this Agreement, with the existing Section 3.4(b)(iv) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement.

(k)                                 Section 7.16(b) of the Loan Agreement is hereby modified and amended in its entirety to read as follows:

(b)                                 It is a condition of this Agreement and the Loan that each Owner shall not at any time have outstanding any indebtedness or obligations, secured or unsecured, direct or indirect, absolute or contingent, including any guaranty, other than the following: (i) obligations to Lender; (ii) obligations under interest rate protection agreements to which Lender is a party; (iii) obligations, other than borrowings, incurred in the ordinary course of the ownership of its Project; (iv) obligations under its Lease; (v) obligations under the Seller Note as in effect on September 1, 2011, provided that the Seller Note is subordinated to the Owner Loan and the mortgages and assignments of rents securing the Owner Loan under a subordination agreement acceptable to Lender; and (vi) obligations under mortgage financing for its Project, provided that the terms and conditions of such mortgage financing do not restrict such Owner from being a Guarantor of the Loan provided for in this Agreement.

(l)                                     The address for notices to the New Borrowers shall be the address for notices to the Borrowers set forth in Section 12.11 of the Loan Agreement, and the Loan Agreement is hereby modified and amended accordingly.

(m)                             The Borrowers hereby represent and warrant to the Lender as follows:

(i)                                     The nature of each New Borrower entity and the State in which it is organized are as stated in the first paragraph of this Agreement.  The organizational numbers of the New Borrowers in such States are as follows:

Borrower	Organizational Number
Borrower 4	11036039
Borrower 5	11070717
Borrower 6	11064313

(ii)                                  The address of each New Borrower’s chief executive office is 5057 Troy Road, Springfield, Ohio 45502.

(iii)                               Each New Borrower has no place of business other than the chief executive office referred to in (ii) above, at the address for notices set forth in Section 12.11 of the Loan Agreement, and at its Facility.

Section 3.                                          Addition of Guarantors.

(a)                                 Each New Guarantor is hereby added as a Guarantor under the Guaranty.  Each New Guarantor hereby joins in the Guaranty, and agrees to be bound and obligated under the Guaranty with the other parties thereto, and hereby joins in all of the representations, warranties, covenants and other provisions by which the Guarantors are bound which are contained therein, all with the same effect as if each New Guarantor had executed the Guaranty as of September 30, 2011, except that all representations and warranties relating to the New Guarantors which contained in this Agreement or are added by this Agreement to the Documents, shall be effective as of the date of this Agreement.  All references in the Documents to the Guarantors under the Guaranty shall be deemed to include a reference to the New Guarantors.  All of the Documents are hereby modified and amended to incorporate the foregoing provisions of this paragraph.

(b)                                 The first sentence in Section 3(a) of the Guaranty is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing first sentence in Section 3(a) of the Guaranty to continue to be effective for periods prior to the date of this Agreement:

Each Owner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the State in which its Project is located.

(c)                                  The address for notices to the New Guarantors shall be the address for notices to the other Owners set forth in Section 23 of the Guaranty, and the Guaranty is hereby modified and amended accordingly.

Section 4.                                          Addition of Operations Transfer Agreements.

(a)                                 The following new defined terms are hereby added to Section 1.1 of the Loan Agreement effective as of the date of this Agreement:

Old Operators/Facility 1 through Facility 4:  KMJ Management, LLC d/b/a Pinnacle Healthcare, LLC, KMJ Enterprises Bentonville Manor, LLC, KMJ Enterprises Heritage Park, LLC, KMJ Enterprises Homestead, LLC, and KMJ Enterprises Fort Smith RC, LLC, each an Arkansas limited liability company.

Old Operator/Facility 5:  Woodland Manor, Ltd., an Ohio limited liability company.

Old Operator/Facility 6:  White River Health System, Inc., an Arkansas non-profit corporation

Operations Transfer Agreement:  Each of the Operations Transfer Agreement/Facility 1 through Facility 4, the Operations Transfer Agreement/Facility 5, and the Operations Transfer Agreement/Facility 6.

Operations Transfer Agreement/Facility 1 through Facility 4:  The Operations Transfer Agreement dated as of August 31, 2011, by and among Old Operators/Facility 1 through Facility 4 and Borrower 1 through Borrower 4 and others.

Operations Transfer Agreement/Facility 5:  The Operations Transfer Agreement dated as of December 30, 2011, by and between Old Operator/Facility 5 and Borrower 5.

Operations Transfer Agreement/Facility 6:  The Operations Transfer Agreement dated as of November 30, 2011, by and between Old Operator/Facility 6 and Borrower 6.

(b)                                 Effective as of the date of this Agreement, the section heading of Section 7.1 of the Loan Agreement is hereby modified and amended to read “Fixtures and Personal Property; Concerning the Leases and Operations Transfer Agreements”, and Section 7.1 of the Loan Agreement is hereby modified and amended by adding the following new paragraph (d) thereto, with the existing Section 7.1 of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:

(d)                                 Each Borrower shall comply with its Operations Transfer Agreement.  Each Borrower shall at all times duly perform and observe all of the terms, provisions, conditions and agreements on its part to be performed and observed under its Operations Transfer Agreement, and shall not suffer or permit any Default or Event or Default on the part of such Borrower to exist thereunder.  Without the prior written consent of Lender, which may be given or withheld in its sole and absolute discretion, each Borrower shall not agree or consent to, or suffer or permit, any modification, amendment or termination of its Operations Transfer Agreement, except that a termination of any Operations Transfer Agreement after the time that neither any Borrower nor any Old Operator has any remaining unperformed obligations thereunder shall not require Lender’s prior written consent..  Each Borrower shall promptly furnish to Lender copies of all notices of default and other material documents and communications sent or received by such Borrower under or relating to its Operations Transfer Agreement.

(c)                                  Section 7.7(b) of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing Section 7.7(b) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:

(b)                                 The following provisions shall apply notwithstanding any other provisions of this Agreement:

(i)                                     In the case of each of Facility 1 through 4, at the time such Facility was purchased by the Borrower which is the operator of such Facility, the State of Arkansas license for the operation of such Facility and the Medicare and Medicaid certifications for such Facility were held by the Old Operator of such Facility.  Pending the receipt of such license and Medicare and Medicaid certifications by each of Borrower 1 through Borrower 4, (A) the Old Operator of its Facility retained the existing license and Medicare and Medicaid certifications for such Borrower’s Facility, and (B) such Borrower operated its Facility under the license and Medicare and Medicaid certifications of the Old Operator of such Facility under the Operations Transfer Agreement/Facility 1 through Facility 4.  Prior to March 9, 2012, such licenses and Medicare and Medicaid certifications were issued to Borrower 1 through Borrower 4, and the arrangements described above under the Operations Transfer Agreement/Facility 1 through Facility 4 terminated as to such Borrowers and such Borrowers operate their Facility under their own licenses and Medicare and Medicaid certifications.

(ii)                                  At the time Facility 5 was purchased by Borrower 5, the State of Ohio license for the operation of Facility 5 and the Medicare and Medicaid certifications for Facility 5 were held by Old Operator/Facility 5.  Pending the receipt of such license and Medicare and Medicaid certifications by Borrower 5, (A) Old Operator/Facility 5 was to retain the existing license and Medicare and Medicaid certifications for Facility 5, and (ii) Borrower 5 was to operate Facility 5 under the license and Medicare and Medicaid certifications of Old Operator/Facility 5 under the Operations Transfer Agreement/Facility 5.  Prior to March 9, 2012, such license was issued to Borrower 5, and the arrangements described above under the Operations Transfer Agreement/Facility 5 with respect to such license terminated and Borrower 5 operates Facility 5 under its own license.  It is a condition of this Agreement and the Loan that no later than June 30, 2012, Borrower 5 shall have obtained Medicare and Medicaid certifications for Facility 5, and pending receipt of such Medicare and Medicaid certifications, Borrower 5 shall continue to operate Facility 5 under the Medicare and Medicaid certifications of Old Operator/Facility 5 under the Operations Transfer Agreement/Facility 5.  Upon the issuance of such Medicare and Medicaid certifications to Borrower 5, the arrangements described above under the Operations Transfer Agreement/Facility 5 with respect to Medicare and Medicaid certifications shall terminate as to Borrower 5 and Borrower 5 shall thereafter operate Facility 5 under its own Medicare and Medicaid certifications.  Borrowers represent and warrant to Lender that the Operations Transfer Agreement/Facility 5 is in full force and effect and that no Defaults or Events of Default on the part of Borrower 5 or Old Operator/Facility 5 have occurred and are continuing thereunder.

(iii)                               At the time Facility 6 was purchased by Borrower 6, the State of Arkansas license for the operation of Facility 6 and the Medicare and Medicaid certifications for Facility 6 were held by Old Operator/Facility 6.  Pending the receipt of such license and Medicare and Medicaid certifications by Borrower 6, (A) Old Operator/Facility 6 was to retain the existing license and Medicare and Medicaid certifications for Facility 6, and (ii) Borrower 6 was to operate Facility 6 under the license and Medicare and Medicaid certifications of Old Operator/Facility 6 under the Operations Transfer Agreement/Facility 6.  Prior to March 9, 2012, such license was issued to Borrower 6, and the arrangements described above under the Operations Transfer Agreement/Facility 6 with respect to such license terminated and Borrower 6 operates Facility 6 under its own license.  It is a condition of this Agreement and the Loan that no later than June 30, 2012, Borrower 6 shall have obtained Medicare and Medicaid certifications for Facility 6, and pending receipt of such Medicare and Medicaid certifications, Borrower 6 shall continue to operate Facility 6 under the Operations Transfer Agreement/Facility 6.  Upon the issuance of such Medicare and Medicaid certifications to Borrower 6, the arrangements described above under the Operations Transfer Agreement/Facility 6 with respect to Medicare and Medicaid certifications shall terminate as to Borrower 6 and Borrower 6 shall thereafter operate Facility 6 under its own Medicare and Medicaid certifications.  Borrowers represent and warrant to Lender that the Operations Transfer Agreement/Facility 6 is in full force and effect and that no Defaults or Events of Default on the part of Borrower 6 or Old Operator/Facility 6 have occurred and are continuing thereunder.

(d)                                 Section 7.9(b) of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing Section 7.9(b) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:

(b)                                 Each Borrower shall not at any time have outstanding any indebtedness or obligations, secured or unsecured, direct or indirect, absolute or contingent, including any guaranty, other than the following: (i) obligations to Lender; (ii) obligations under interest rate protection agreements to which Lender is a party; (iii) obligations, other than borrowings, incurred in the ordinary course of the ownership and operation of its Facility; (iv) obligations under its Lease; (v) obligations under its Operations Transfer Agreement; and (vi) in the case of Borrower 4 and Borrower 6, obligations as guarantor or co-borrower under mortgage financing for the Project in which its Facility is located, provided that such financing is not secured by any assets of Borrower 4 or Borrower 6 which are a part of the Collateral for the Loan, other than property which under applicable law is or may become a fixture, as the case may be, and provided that such financing does not contain restrictions which would be violated by Borrower 4 or Borrower 6, as the case may be, undertaking its obligations under this Agreement and the other Loan Documents.

(e)                                  Section 8.1(b) of the Loan Agreement is hereby modified and amended by (i) deleting the word “and” at the end of subparagraph (vi) thereof, (ii) re-designating subparagraph “(vii)” thereof to be subparagraph “(viii)”, and (iii) adding the following new subparagraph (vii) thereto:

(vii)                           Without limitation on the generality of the foregoing, such Borrower’s Operations Transfer Agreement, all rights of such Borrower under its Operations Transfer Agreement, and all amounts from time to time payable to such Borrower under its Operations Transfer Agreement; and

(f)                                   Section 8.1(b) of the Loan Agreement is hereby modified and amended by adding the following new paragraph at the end thereof:

Reference is made to Section 7.7(b) of this Agreement.  In the case of each Borrower and its Facility, until such time as the Medicare and Medicaid certifications for such Facility are issued to such Borrower, Accounts for services rendered by such Borrower may be in the name of the Old Operator of such Facility, in which case such Old Operator is obligated by the provisions of the Operations Transfer Agreement for such Facility to pay collections on such Accounts to such Borrower.  In order to further secure the Loan, Borrowers shall cause Old Operators to grant direct security interests to Lender in such Accounts and related collateral pursuant to agreements in a form acceptable to Lender.

(g)                                  Section 10.1(n) of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the date of this Agreement, with the existing Section

10.1(n) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:

(n)                                 The occurrence of any Default or Event of Default on the part of any Borrower under its Lease, or on the part of any Borrower under any Operations Transfer Agreement, or on the part of any Old Operator under any Operations Transfer Agreement if such Default or Event of Default has a material adverse effect on the security for the Loan, or the termination of any Operations Transfer Agreement, other than any termination of any Operations Transfer Agreement after the time that neither any Borrower nor any Old Operator has any remaining unperformed obligations thereunder.

Section 5.                                          Addition of Letter of Credit.

(a)                                 For purposes of this Agreement, the following terms shall have the respective meanings set forth below in this paragraph (a).  Each of such defined terms is hereby added to Section 1.1 of the Loan Agreement.

Application:  An Application for Irrevocable Standby Letter of Credit from Borrowers to Lender.

Letter of Credit:  An Irrevocable Standby Letter of Credit in the Letter of Credit Amount, to be issued by Lender in favor one or more commercial insurance companies as beneficiary, for the account of one or more of Borrowers or AdCare.

Letter of Credit Amount:  $100,000, it being understood that the Letter of Credit Amount is a part of the Loan Amount and not in addition to the Loan Amount.

Letter of Credit Documents:  The following: (i) the Master Letter of Credit Agreement dated as of February 14, 2012, from Borrowers to Lender, and (ii) any Application for the issuance of a Letter of Credit executed by Borrowers in favor of Lender.

Each of the Letter of Credit Documents shall be a Loan Document, and all references in the Documents to the “Loan Documents”, including, without limitation, in the definition of the term “Loan Documents” in Section 1.1 of the Loan Agreement and Section 1 of the Note, shall be deemed to include a reference to the Letter of Credit Documents.

(b)                                 The definitions of the following terms in Section 1.1 of the Loan Agreement are hereby modified and amended in their entirety to read as follows effective as of the date of this Agreement, with the existing definitions of such terms to continue to be effective for periods prior to the date of this Agreement:

Loan:  The loan to be made pursuant to this Agreement, including, without limitation, the issuance of any Letter of Credit.

Loan Amount:  $2,000,000, which includes the $100,000 Letter of Credit Amount.

Loan Documents:  This Agreement, the documents specified in Article 4 hereof, the Letter of Credit Documents and any other instruments evidencing, securing or guarantying obligations of any party under the Loan, and any Hedging Agreements to which Lender is a party.

Loan Proceeds:  All amounts advanced as part of the Loan, whether advanced directly to Borrowers or otherwise, it being understood that any amount drawn on the Letter of Credit shall constitute Loan Proceeds.

(c)                                  Subject to all of the terms and conditions contained herein and in the Loan Agreement, on or about the date of this Agreement, the Lender shall issue the Letter of Credit pursuant to the Letter of Credit Documents, including an Application executed and delivered by the Borrowers to the Lender.  The Letter of Credit shall be in the Letter of Credit Amount, and shall be in a form acceptable to the Lender.

(d)                                 The Lender shall not be obligated to issue the Letter of Credit unless and until each of the following conditions have been satisfied:

(i)                                     No Default or Event of Default shall have occurred and be continuing under any of the Loan Documents (including the Letter of Credit Documents).

(ii)                                  The Lender shall have received executed copies of the Letter of Credit Documents in form and content acceptable to the Lender.

(iii)                               The Borrowers shall have paid the first annual fee for the Letter of Credit to the Lenders as provided in paragraph (g) of this Section.

(iv)                              The aggregate principal balance outstanding on the Loan plus the face amount of the Letter of Credit when issued shall not exceed the Availability.

(e)                                  Any amounts drawn on any Letter of Credit shall be evidenced by the Letter of Credit Documents and the Note and shall be deemed to be amounts disbursed and outstanding thereunder as of the date such amounts are drawn.  Notwithstanding anything to the contrary contained in the Loan Agreement or the Note, amounts drawn on any Letter of Credit shall bear interest at the rate provided in the Letter of Credit Documents, and shall be payable by the Borrowers on the terms provided in the Letter of Credit Documents.

(f)                                   The Letter of Credit Documents shall be secured by the security interests created under the Loan Agreement, and the obligations of the Borrowers under the Letter of Credit Documents shall be guaranteed by the Guarantors pursuant to the Guaranty.  For the avoidance of doubt, the security interests created in Sections 3.4(f), 4.2(b), 7.8(b) and 8.1 of the Loan Agreement shall secure the reimbursement by the Borrowers of all amounts drawn on any Letter of Credit and the payment and performance of all of the obligations of the Borrowers under the Letter of Credit Documents.

(g)                                  The Borrowers shall pay a non-refundable annual letter of credit fee to the Lender in advance on the date of the issuance of any Letter of Credit, and on each anniversary thereof, in an amount equal to 2.5% of the face amount of such Letter of Credit.

(h)                                 The Borrowers hereby covenant and agree with the Lender that the Borrowers shall promptly pay any amount due under the Letter of Credit Documents as and when the same shall become due and payable.

(i)                                     Each of the Letter of Credit Documents shall be subject to the provisions of Sections 12.2 and 12.3 of the Loan Agreement, which Sections are hereby incorporated into and made of part of each of the Letter of Credit Documents.

(j)                                    If any Letter of Credit has not been presented for a draw pursuant to its terms, such Letter of Credit shall terminate upon the earlier to occur of the stated expiry date thereof or the date such Letter of Credit is returned to the Lender for cancellation.  Except as provided in paragraph (k) of this Section, in no event shall the Lender be required to release the liens and security interests created by the Loan Agreement and the other Loan Documents prior to the time that all Letters of Credit have so terminated.

(k)                                 If at a time when a Letter of Credit is outstanding, the Maturity Date of the Loan and the Note occurs and is not extended, or the obligation of the Lender to make additional cash disbursements on the Loan (other than by paying draws on Letters of Credit) under the Loan Agreement otherwise terminates, the Borrowers shall immediately deposit into an interest-bearing cash collateral deposit account in the name of the Borrowers held by the Lender (the “L/C Cash Collateral Account”), an amount equal to the then face amount of such Letter of Credit (a “Deposit”).  The Borrowers acknowledge and agree that the L/C Cash Collateral Account and amounts on deposit therein will be subject to the security interests in the Borrowers’ Deposit Accounts (as defined in the Code) and amounts on deposit therein which are created under Section 3.4(f) of the Loan Agreement.  The failure of the Borrowers to make any Deposit as provided above shall constitute an Event of Default under the Loan Agreement, and upon or at any time after the occurrence of such Event of Default, the Lender may exercise any or all of its remedies under the Loan Documents and under applicable law.  Provided that the Borrowers have made any required Deposit as provided above, and the Lender no longer has any obligation to make any additional cash disbursements on the Loan (other than by paying draws on Letters of Credit), and the Loan has otherwise been paid in full, and no Default or Event of Default under this Agreement has occurred and is continuing, the Lender shall release the liens and security interests created by the Loan Agreement and the other Loan Documents, other than the security interest in the L/C Cash Collateral Account.  Provided that no Default or Event of Default under the Loan Agreement has occurred and is continuing, the Lender shall release the L/C Cash Collateral Account at such time as the Lender no longer has any liability under any Letter of Credit and all obligations to the Lender under the Loan Agreement and the other Loan Documents have been fully paid and performed.

(l)                                     All of the Documents are hereby modified and amended to incorporate the foregoing provisions of this Section.

Section 6.                                          Amendments to Loan Agreement Concerning Letter of Credit.  Without limitation on the provisions of Section 5 of this Agreement, the Loan Agreement is hereby modified and amended as follows:

(a)                                 The first sentence in Section 3.1 of the Loan Agreement is hereby modified and amended in its entirety to read as follows:

On the terms of and subject to the conditions of this Agreement, Lender agrees to make advances on the Loan at such times as Borrowers may from time to time request until, but not including, the Maturity Date, and in such amounts as Borrowers may from time to time request, provided, however, that at any time, the aggregate principal balance outstanding on the Loan plus the combined face amount of all outstanding Letters of Credit, shall not exceed the Availability.

(b)                                 Section 3.3 of the Loan Agreement is hereby modified and amended in its entirety to read as follows:

3.3                               Principal Payments; Maturity Date.

(a)                                 Prior to the Maturity Date, principal payments, if any, shall be made as provided in the Note.

(b)                                 In the event the outstanding principal balance of the Loan together with the combined face amount of all outstanding Letters of Credit at any time exceeds the Availability, Borrowers shall make such repayments of the Loan as shall be necessary to eliminate such excess.  In the event that at any time there is no principal balance outstanding on the Loan and the combined face amount of all outstanding Letters of Credit exceeds the Availability, then Borrowers shall immediately deposit the amount of such excess in a cash collateral account as security for the Loan in the name of one or more of Borrowers with Lender, and shall maintain such amount on deposit in such cash collateral account so long as and to the extent that the combined face amount of all outstanding Letters of Credit exceeds the Availability.

(c)                                  The entire principal balance of the Note and all accrued and unpaid interest thereon shall be due, if not sooner paid, on the Maturity Date.

(c)                                  Section 7.4 of the Loan Agreement is hereby modified and amended in its entirety to read as follows:

7.4                               Excess Indebtedness.  Reference is made to Section 3.3(b) of the Loan Agreement for provisions relating to payment and cash collateralization of amounts of the principal balance of the Loan and the combined face amount of all outstanding Letters of Credit which at any time exceed the Availability.

(d)                                 Section 10.1(a) of the Loan Agreement is hereby modified and amended in its entirety to read as follows:

(a)                                 Borrowers fail to (i) pay any installment of principal or interest payable pursuant to the Note on the date when due, (ii) reimburse to Lender any amount drawn on any Letter of Credit when required by the Letter of Credit Documents, or (iii) pay any other amount payable to Lender under the Note, any

Letter of Credit Document, this Agreement or any of the other Loan Documents when any such payment is due in accordance with the terms hereof or thereof;

Section 7.                                          Amendments to Note Concerning Letter of Credit.  Without limitation on the provisions of Section 5 of this Agreement, the Note is hereby modified and amended as follows:

(a)                                 Section 3.2 of the Note is hereby modified and amended in its entirety to read as follows:

3.2                               Application of Payments.  Prior to the occurrence of an Event of Default, all payments and prepayments on account of the indebtedness evidenced by this Note (including, without limitation, reimbursements of amounts drawn on any Letter of Credit) shall be applied as follows: (a) first, to fees, expenses, costs and other similar amounts then due and payable to the Lender, including, without limitation any prepayment premium, exit fee or late charges due hereunder, (b) second, to accrued and unpaid interest on the principal balance of this Note and the Letter of Credit Documents, (c) third, to the payment of principal due in the month in which the payment or prepayment is made, (d) fourth, to any escrows, impounds or other amounts which may then be due and payable under the Loan Documents, (e) fifth, to all other amounts then due to the Lender under the Loan Agreement or under any of the other Loan Documents, other than the unpaid principal balance of this Note and the Letter of Credit Documents, and (f) last, to the unpaid principal balance of this Note and the Letter of Credit Documents, in the inverse order of maturity of any required payments of principal.  Any prepayment on account of the indebtedness evidenced by this Note shall not extend or postpone the due date or reduce the amount of any subsequent monthly payment of principal and interest due hereunder.  After an Event of Default has occurred and is continuing and uncured, payments may be applied by the Lender to amounts owed hereunder and under the Loan Documents in such order as the Lender shall determine, in its sole discretion.

(b)                                 Section 5(a) of the Note is hereby modified and amended in its entirety to read as follows:

(a)                                 The failure by the Borrowers to (i) pay any installment of principal or interest payable pursuant to this Note on the date when due, (ii) reimburse to the Lender any amount drawn on any Letter of Credit when required by the Letter of Credit Documents, or (iii) pay any other amount payable to the Lender under this Note, any Letter of Credit Document, the Loan Agreement or any of the other Loan Documents on the date when any such payment is due in accordance with the terms hereof or thereof; or

Section 8.                                          Amendments to Guaranty Concerning Letter of Credit.  Without limitation on the provisions of Section 5 of this Agreement, Section 1 of the Guaranty is hereby modified and amended in its entirety to read as follows:

1.                                      Guaranty of Payment.  Each Guarantor hereby unconditionally, absolutely and irrevocably guarantees, jointly and severally, the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the indebtedness and other obligations of the Borrowers to the Lender evidenced by the Note and the Letter of Credit Documents and any other amounts that may become owing by any one or more of the Borrowers under the Loan Documents (such indebtedness, obligations and other amounts are hereinafter referred to as the “Payment Obligations”).  This Guaranty is a present and continuing guaranty of payment and not of collectability, and the Lender shall not be required to prosecute collection, enforcement or other remedies against any Borrower, any Guarantor, or any other guarantor of the Payment Obligations, or to enforce or resort to any collateral for the repayment of the Payment Obligations or other rights or remedies pertaining thereto, before calling on any Guarantor for payment.  If for any reason the Borrowers shall fail or be unable to pay, punctually and fully, any of the Payment Obligations, the Guarantors shall jointly and severally pay such obligations to the Lender in full immediately upon demand.  One or more successive actions may be brought against the Guarantors, or any of them, as often as the Lender deems advisable, until all of the Payment Obligations are paid and performed in full.  The Payment Obligations and the Performance Obligations (as defined below) are referred to herein as the “Guaranteed Obligations”.

Section 9.                                          Extension of Maturity Date.  The maturity date of the Loan and the Note is hereby extended from September 29, 2012, to March 8, 2013, and all of the Documents are hereby modified and amended accordingly.  Without limitation on the generality of the foregoing provisions of this Section, the date “September 29, 2012” is hereby changed to “March 8, 2013” each time it appears in the Documents in reference to the maturity date of the Loan and the Note, including, without limitation in the definition of the term “Maturity Date” in Section 1.1 of the Loan Agreement and in Section 1 of the Note.

Section 10.                                   Attachment to Note.  The Lender may, and prior to any transfer by it of the Note shall, attach a copy of this Agreement to the original Note and place an endorsement on the original Note making reference to the fact that such attachment has been made.

Section 11.                                   Representations and Warranties.  The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement or any of the Documents, if any.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to the Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:

(a)                                 Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the State in which its Facility is located, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(b)                                 Each Owner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the State in which its Project is located, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(c)                                  AdCare is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.

(d)                                 Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement and the Documents in the capacity shown in each signature block contained in this Agreement and the Documents in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.

(e)                                  This Agreement and each of the Documents has been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement and each of the Documents constitutes a valid and legally binding obligation enforceable against such of the Borrower/Guarantor Parties as are parties thereto.  The execution and delivery of this Agreement and the Documents and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.

(f)                                   The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents.

(g)                                  There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement or any of the Documents, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement or any of the Documents, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.

(h)                                 The statements contained in the Recitals to this Agreement are true and correct.

Section 12.                                   Documents to Remain in Effect; Confirmation of Obligations; References.  The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as expressly modified and amended herein.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as modified and amended herein; (ii) acknowledge and agree that the Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that the Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by the Lender of, the Documents, as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing.  All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such Document, Documents or Loan Documents, as the case may be, as modified and amended by this Agreement.  Electronic records of executed documents maintained by the Lender shall be deemed to be originals thereof.

Section 13.                                   Certifications, Representations and Warranties.  In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to the Lender that all certifications, representations and warranties contained in the Documents and in all certificates heretofore delivered to the Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.

Section 14.                                   Entire Agreement; No Reliance.  This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth.  The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.

Section 15.                                   Successors.  This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.

Section 16.                                   Severability.  In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 17.                                   Amendments, Changes and Modifications.  This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.

Section 18.                                   Construction.

(a)                                 The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.

(b)                                 References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.

(c)                                  The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.

(d)                                 Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.

(e)                                  The Borrower/Guarantor Parties and the Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.

Section 19.                                   Counterparts; Electronic Signatures.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document.  Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.  An electronic record of this executed Agreement maintained by the Lender shall be deemed to be an original.

Section 20.                                   Governing Law.  This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement, except that insofar as this Agreement relates to a Document which by its terms is governed by the law of the State of Arkansas or the State of Ohio, this Agreement shall also be governed by the law of the State of Arkansas or the State of Ohio, respectively.

[SIGNATURE PAGE(S) AND EXHIBIT(S),

IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BENTON NURSING, LLC,
PARK HERITAGE NURSING, LLC,
VALLEY RIVER NURSING, LLC
HOMESTEAD NURSING, LLC
WOODLAND MANOR NURSING, LLC
MOUNTAIN VIEW NURSING, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager of Each Borrower

ADCARE HEALTH SYSTEMS, INC.

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Vice Chairman and
Chief Acquisition Officer

BENTON PROPERTY HOLDINGS, LLC,
PARK HERITAGE PROPERTY HOLDINGS, LLC,
VALLEY RIVER PROPERTY HOLDINGS, LLC
HOMESTEAD PROPERTY HOLDINGS, LLC
WOODLAND MANOR PROPERTY HOLDINGS, LLC MT. V PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager of Each Owner

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Bluma Broner
Bluma Broner, Managing Director

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